Exhibit 10.4
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 26, 2022 (the “Amendment”) is entered into among Jacobs Engineering Group Inc., a Delaware corporation (the “Company”), the Designated Borrowers, the Lenders, the L/C Issuers and Bank of America, N.A., as Administrative Agent and Swing Line Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Designated Borrowers, the Lenders, the L/C Issuers and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of March 27, 2019 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated December 16, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement (LIBOR Transition) dated December 6, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement (excluding the Schedules and Exhibits thereto (other than as set forth below)) is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as set forth on Annex A attached hereto.
2.Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent (the date such conditions precedent are satisfied, the “Amendment Effective Date”):
(a)The Administrative Agent’s receipt of the following, each of which shall be originals or electronic scans (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated on the Amendment Effective Date and each in form and substance satisfactory to the Administrative Agent:
i.Executed counterparts of this Amendment duly executed by the Company, the Designated Borrowers, the Required Lenders and Bank of America, N.A., as Administrative Agent and Swing Line Lender;
ii.A certificate signed by a Responsible Officer of the Company including the Certificate of Merger of the Company and any other material documents related to the Permitted Restructure (as defined in the Credit Agreement as amended by this Amendment) as reasonably requested by the Administrative Agent; and

iii.A certificate signed by a Responsible Officer of the Company certifying that (i) the representations and warranties made by the Loan Parties in Section 3 of this Amendment are true and correct in all material respects on the Amendment Effective Date after giving effect to the Permitted Restructure (as defined in the Credit Agreement as amended by this Amendment), and (ii) that there has been no event or circumstance since October 1, 2021 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect (as defined in the Credit Agreement, as amended by this Amendment).
(b)Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Amendment Effective Date, plus such additional amounts of fees, charges and disbursements incurred or to be incurred by it through the Amendment Effective Date (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
Without limiting the generality of the provisions of Section 10.01 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed or otherwise become a Lender under this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto. Notwithstanding anything to the contrary in this Amendment, this Section 2 and the conditions set out in this Section 2 shall cease to apply and be of no further effect on and from the Amendment Effective Date.

3.Representations and Warranties.
(c)The representations and warranties of (i) the Loan Parties contained in Article V of the Credit Agreement (as amended by this Amendment) and (ii) each Loan Party contained in each other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Amendment Effective Date, except (i) to the extent that such representations and warranties are qualified by materiality, they shall be true and correct on and as of the Amendment Effective Date, and (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date except to the extent qualified by materiality, then they shall be true and correct as of such earlier date.
(d)No Default exists or is continuing on the Amendment Effective Date.
4.Miscellaneous.
(e)The Credit Agreement (as amended hereby), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall for all purposes constitute a Loan Document.
(f)Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
(g)Each Loan Party hereby represents and warrants as follows:
i.Each Loan Party has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance of this Amendment.
ii.This Amendment has been duly executed and delivered by each of the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as
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such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
iii.No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person with respect to any Contractual Obligation is required in connection with the execution, delivery or performance by any Loan Party of this Amendment other than those that have already been obtained and are in full force and effect or the failure of which to have obtained would not reasonably be expected to have a Material Adverse Effect.
(h)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered. This Amendment may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the arrangers of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Loan Parties without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
(i)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(j)The provisions of Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein as though fully set forth herein.

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    Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:
JACOBS ENGINEERING GROUP INC

By: /s/ Kevin Berryman
Name: Kevin Berryman
Title: President and Chief Financial Officer

DESIGNATED BORROWERS:
JACOBS EUROPE HOLDCO LIMITED

By: /s/ Karen Wiemelt
Name: Karen Wiemelt
Title: Director

JACOBS UK HOLDINGS LIMITED

By: /s/ Karen Wiemelt
Name: Karen Wiemelt
Title: Director

JACOBS U.K. LIMITED

By: /s/ Kevin Berryman
Name: Kevin Berryman
Title: Director

JACOBS ENGINEERING UK LIMITED

By: /s/ Sally Miles
Name: Sally Miles
Title: Director

JEG ACQUISITION COMPANY LIMITED

By: /s/ Kevin Berryman
Name: Kevin Berryman
Title: Director

JACOBS AUSTRALIA PTY LIMITED

By: /s/ Mike Walkington
Name: Mike Walkington
Title: Director

JACOBS E&C AUSTRALIA PTY. LTD.

By: /s/ Karl Richard Riedel
Name: Karl Richard Riedel
Title: Director

Jacobs Engineering Group Inc.
Third Amendment to Second Amended and Restated Credit Agreement
Signature Page

JACOBS AUSTRALIA HOLDINGS COMPANY PTY. LTD.

By: /s/ Nicholas Monaghan
Name: Nicholas Monaghan
Title: Director

JACOBS GROUP (AUSTRALIA) PTY LIMITED

By: /s/ Karl Richard Riedel
Name: Karl Richard Riedel
Title: Director

Jacobs Engineering Group Inc.
Third Amendment to Second Amended and Restated Credit Agreement
Signature Page

GUARANTORS:
JACOBS ENGINEERING GROUP INC.

By: /s/ Kevin Berryman
Name: Kevin Berryman
Title: President and Chief Financial Officer

Jacobs Engineering Group Inc.
Third Amendment to Second Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Liliana Claar
Name: Liliana Claar
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and the Swing Line Lender
By: /s/ Mukesh Singh
Name: Mukesh Singh
Title: Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Khoa Duong
Name: Khoa Duong
Title: Senior Vice President

BNP PARIBAS, as a Lender and an L/C Issuer
By: /s/ Richard Pace
Name: Richard Pace
Title: Managing Director
By: /s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director

WELLS FARGO BANK, N.A., as a Lender and an L/C Issuer
By:/s/ Greg Strauss
Name: Greg Strauss
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Catherine Jones
Name: Catherine Jones
Title: Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: /s/ Rumesha Ahmed
Name: Rumesha Ahmed
Title: Director

TD BANK, N.A., as a Lender
By: /s Steve Levi
Name: Steve Levi
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Jonathan F. Lindvall
Name: Jonathan F. Lindvall
Title: Senior Vice President

BARCLAYS BANK PLC, as a Lender
By: /s/ Edward Brooks
Name: Edward Brooks
Title: Vice President

BMO HARRIS BANK N.A., as a Lender
By: /s/ John Armstrong
Name: John Armstrong
Title: Managing Director

MORGAN STANLEY BANK, N.A., as a Lender
By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

NATIONAL WESTMINSTER BANK PLC, as a Lender
By: /s/ Jonathan Eady
Name: Jonathan Eady
Title: Director

MUFG BANK, LTD., as a Lender
By: /s/ Meng Zhang
Name: Meng Zhang
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:/s/ Will Price
Name: Will Price
Title: Vice President

THE NORTHERN TRUST COMPANY, as a Lender
By:/s/ Will Hicks
Name: Will Hicks
Title: Vice President

TRUIST BANK, as a Lender
By: /s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Director